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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report:                                               September 16, 1998



                         Providence Energy Corporation
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            (Exact name of registrant as specified in its charter)



    Rhode Island                    001-10032                    05-0389170
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(State of incorporation            (Commission                 (IRS Employer
  or organization)                 File Number)              Identification No.)

100 Weybosset Street, Providence, Rhode Island                     02903
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number:    (401) 272-5040
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                                      N/A
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(Former name or former address, if changed since last report)
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Item 5.  Other events.
         ------------

     Attached to this report as Exhibit A is a copy of a release dated September 2, 1998 by the Registrant with respect to the matters referred to therein.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 PROVIDENCE ENERGY CORPORATION
                                 GARY S. GILLHEENEY


                                 By:      /s/ Gary S. Gillheeney
                                    ------------------------------------------
                                 Senior Vice President, Chief Financial Officer Treasurer and Assistant Secretary


Date:  September 16, 1998